UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2015

Niska Gas Storage Partners LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34733 (Commission File Number)	27-1855740 (IRS Employer Identification No.)

170 Radnor Chester Road, Suite 170
Radnor, PA 19087
(Address of principal executive office) (Zip Code)

(484) 367-7432

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2015, Bruce D. Davis, Jr. was terminated without cause from his position of Vice President and Chief Administrative Officer of Niska Gas Storage Partners LLC (the “Company”), Niska Gas Transport Inc., and Niska Holdings L.P.  Concurrently with his termination, Mr. Davis entered into a Separation Agreement and General Release of Claims (the “Separation Agreement”).  In addition, on July 31, 2015, the Company and Mr. Davis entered into an Agreement Regarding Niska Gas Storage Partners LLC Phantom Unit Performance Plan Awards (the “PUPP Award Payment Agreement”).

Pursuant to the Separation Agreement and the PUPP Award Payment Agreement, Mr. Davis will receive the payments to which he is entitled upon an involuntary termination of his employment without cause under his Employment Agreement dated May 7, 2014, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 13, 2014 in exchange for a release of all claims against the Company, its affiliates and certain other parties, subject to certain exceptions set forth in the Separation Agreement.  These payments consist of (i) payments in the aggregate amount of $515,360, less applicable taxes, withholdings and any other legal standard deductions, (ii) certain monthly health insurance premium costs for coverage under the Company’s group health care plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and (iii) 19,868 Company common units in exchange for 19,868 phantom units, which became vested upon his termination.  Mr. Davis’ 28,478 remaining phantom units will vest upon the closing of the Merger (as defined in the PUPP Award Payment Agreement).

The foregoing summaries of the Separation Agreement and PUPP Award Payment Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Separation Agreement and PUPP Award Payment Agreement, copies of which are filed as Exhibit 10.1 hereto and Exhibit 10.2 hereto, respectively, and each is incorporated in this Item 5.02 by reference.

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits.

10.1	Separation Agreement and General Release of Claims, executed on July 31, 2015, between Bruce D. Davis, Jr., Niska Gas Storage Partners LLC, Niska Gas Transport Inc. and Niska Holdings L.P.

10.2	Agreement Regarding Niska Gas Storage Partners LLC Phantom Unit Performance Plan Awards, executed on July 31, 2015, between Bruce D. Davis, Jr. and Niska Gas Storage Partners LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NISKA GAS STORAGE PARTNERS LLC

Dated: August 4, 2015	By:	/s/ Jason A. Dubchak
		Name:	Jason A. Dubchak
		Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Separation Agreement and General Release of Claims, executed on July 31, 2015, between Bruce D. Davis, Jr., Niska Gas Storage Partners LLC, Niska Gas Transport Inc. and Niska Holdings L.P.

10.2	Agreement Regarding Niska Gas Storage Partners LLC Phantom Unit Performance Plan Awards, executed on July 31, 2015, between Bruce D. Davis, Jr. and Niska Gas Storage Partners LLC.